SECURITIES AND EXCHANGE COMMISSION
           Washington, D.C. 20549

                 FORM 8-K
              CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 9, 1997

                 Commission file number:  0-21464

              PruTech Research and Development Partnership II
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           (Exact name of Registrant as specified in its charter)

California                                           13-3268435
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(State or other jurisdiction of                        (I.R.S. Employer
Identification No.)                             incorporation or organization)

440 Mission Court, Suite 250, Fremont, California             94539
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(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code: (510) 656-1855

                                  N/A
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    Former name, former address and former fiscal year, if changed since last report.

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Item 2 - Aquisition or Disposition of Assets

     During the third quarter and through October 9, 1997, the Registrant sold its remaining 136,000 shares of Ecogen Inc. common stock for approximately $441,000. The sale proceeds resulted in a decrease of approximately $35,000 in the estimated net liquidation value of the Registrant's assets and liabilities from the June 30, 1997 value for financial reporting purposes.

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                            SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PruTech Research and Development Partnership II

By:  R&D Funding Corp
     A Delaware corporation, General Partner

By: /s/ Steven Carlino                              Date: October 29, 1997
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Steven Carlino
Vice President
Chief Accounting Officer for the Registrant